UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) — May 2, 2018
ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-5700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

Assured Guaranty Ltd. (the "Company") convened its annual general meeting of shareholders on May 2, 2018, pursuant to notice duly given. The matters voted upon at the meeting and the results of such voting are set forth below:

1.	Election of Directors
	1a)	Francis L. Borges
		For	Against	Abstain	Broker Non-Votes
		98,601,868	95,284	83,345	6,010,224
	1b)	G. Lawrence Buhl
		For	Against	Abstain	Broker Non-Votes
		96,803,899	1,898,015	78,583	6,010,224
	1c)	Dominic J. Frederico
		For	Against	Abstain	Broker Non-Votes
		97,691,535	1,004,999	83,963	6,010,224
	1d)	Bonnie L. Howard
		For	Against	Abstain	Broker Non-Votes
		98,672,669	24,122	83,706	6,010,224
	1e)	Thomas W. Jones
		For	Against	Abstain	Broker Non-Votes
		98,619,725	27,103	133,669	6,010,224
	1f)	Patrick W. Kenny
		For	Against	Abstain	Broker Non-Votes
		96,905,823	1,791,092	83,582	6,010,224
	1g)	Alan J. Kreczko
		For	Against	Abstain	Broker Non-Votes
		98,669,561	27,354	83,582	6,010,224
	1h)	Simon W. Leathes
		For	Against	Abstain	Broker Non-Votes
		98,548,152	148,763	83,582	6,010,224
	1i)	Michael T. O'Kane
		For	Against	Abstain	Broker Non-Votes
		97,381,116	1,267,475	131,906	6,010,224
	1j)	Yukiko Omura
		For	Against	Abstain	Broker Non-Votes
		98,564,787	132,064	83,646	6,010,224
2.	To approve, on an advisory basis, the compensation paid to the Company's named executive officers.
		For	Against	Abstain	Broker Non-Votes
		59,373,247	39,198,757	208,493	6,010,224

3.
To appoint PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent auditor for the fiscal year ending December 31, 2018, and to authorize the Board of Directors, acting through its Audit Committee, to set the fees of the independent auditor:

		For	Against	Abstain
		103,305,848	1,383,086	101,787
4A.	To authorize the Company to vote for directors of the Company's subsidiary, Assured Guaranty Re Ltd. ("AG Re"):
	4aa.	Howard W. Albert
		For	Against	Abstain	Broker Non-Votes
		98,671,277	30,133	79,087	6,010,224
	4ab.	Robert A. Bailenson
		For	Against	Abstain	Broker Non-Votes
		98,670,809	30,971	78,717	6,010,224
	4ac.	Russell B. Brewer II
		For	Against	Abstain	Broker Non-Votes
		98,671,271	30,069	79,157	6,010,224
	4ad.	Gary Burnet
		For	Against	Abstain	Broker Non-Votes
		98,671,799	30,003	78,695	6,010,224
	4ae.	Ling Chow
		For	Against	Abstain	Broker Non-Votes
		98,673,873	28,144	78,480	6,010,224
	4af.	Stephen Donnarumma
		For	Against	Abstain	Broker Non-Votes
		98,666,405	34,935	79,157	6,010,224
	4ag.	Dominic J. Frederico
		For	Against	Abstain	Broker Non-Votes
		98,670,928	30,412	79,157	6,010,224
	4ah.	Walter A. Scott
		For	Against	Abstain	Broker Non-Votes
		98,670,844	30,496	79,157	6,010,224
4B.	To authorize the Company to appoint PwC as AG Re's independent auditor for the fiscal year ending December 31, 2018.
		For	Against	Abstain
		103,320,109	1,377,042	93,570

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURED GUARANTY LTD.

By:	/s/ Ling Chow
Name: Ling Chow
Title: General Counsel

DATE: May 4, 2018